Exhibit 99.1

FOR IMMEDIATE RELEASE

Choice Hotels Proposes a Full Slate of Independent, Highly Qualified Individuals for Election at the 2024 Annual Meeting of Wyndham Hotels & Resorts

Nominees Are Seasoned Leaders with Financial and Operational Experience Across Hospitality, Franchising and Other Relevant Industries

Wyndham Shareholders Deserve a Board Focused on Good Governance and Its Fiduciary Duty to Drive Shareholder Value

NORTH BETHESDA, Md., January 22, 2024 – Choice Hotels International, Inc. (NYSE: CHH) (“Choice”), one of the world’s most successful lodging franchisors, today announced that it has proposed eight independent, highly qualified individuals to stand for election at the 2024 Annual Shareholder Meeting of Wyndham Hotels & Resorts, Inc. (NYSE: WH) (“Wyndham”).

Stewart W. Bainum, Chair of Choice’s Board of Directors, said, “These nominees are proven leaders with wide-ranging expertise across relevant industries, including deep proficiency in the hospitality and franchising sectors. We are confident the nominees’ industry, finance, governance and board experience will greatly benefit Wyndham shareholders. Most importantly, if elected, the nominees will exercise their independent judgment to serve Wyndham shareholders’ best interests, which Choice believes is to move with urgency to maximize the value that could be created for them through a combination with Choice.”

Patrick Pacious, President and Chief Executive Officer of Choice, said, “With this slate of independent, highly qualified candidates for election to the Wyndham Board, Wyndham shareholders will have an opportunity to be represented by a board that will fulfill its fiduciary duty to act in the shareholders’ best interests and consider any and all paths to create value. Unfortunately, the current Wyndham Board continues to refuse to engage in meaningful negotiations regarding a combination with Choice that would create extraordinary value. By supporting these nominees and participating in our exchange offer, Wyndham shareholders can send a clear message to the Wyndham Board.”

The nominees proposed by Choice understand the nuances of the franchising model and the increasing pressure franchisees face from rising operating costs, larger hotel chains and dominant online travel agencies – pressures that will only mount as the lodging sector becomes even more competitive with new brand entrants. The nominees are:

Barbara Bennett: Barbara Bennett has served as the Founder and Principal Executive of Bennett West LLC, a business consulting firm, since 2020. While consulting at Bennett West, she served as the Chief Operating Officer for Waverley Street Foundation, a start-up nonprofit supporting community climate solutions. Ms. Bennett spent the majority of her career at Discovery Communications, Inc., where she served for 17 years in senior financial leadership roles, including as the Chief Financial Officer. Ms. Bennett has served in various other executive roles throughout her career, including as President and Chief Operating Officer of Vulcan Inc., a diversified management company founded by the late Paul Allen, the Executive Vice President and Chief Financial Officer of Digital First Media and the senate-confirmed Chief Financial Officer of the U.S. Environmental Protection Agency, as well as on a variety of non-profit and for-profit boards. Throughout her career, she has acquired substantial experience in executive leadership, governmental matters, corporate finance and corporate governance.

Emanuel Pearlman: Emanuel Pearlman has served as the Chair and Chief Executive Officer of Liberation Investment Group, an investment management and financial consulting firm which he founded, since 2003. On top of his 20-plus years of experience in multiple disciplines including hospitality, travel and corporate finance, Mr. Pearlman has been a valuable addition on the boards of numerous public companies throughout his career, including current service on the boards of Diebold Nixdorf, Inc., a global company that provides banking solutions and retail technology systems (member of the Finance and People & Compensation Committees), Network-1 Technologies, Inc., an intellectual property development and monetization service provider (Chair of the Audit Committee and member of the Nominating and

Corporate Governance Committee), and MidCap Financial Investment Corporation, a business development organization focused on providing senior debt solutions to middle market companies (member of the Audit, Compensation and Nominating and Corporate Governance Committees). He previously served on, among others, the boards of Red Box Entertainment, Inc. (Chair of the Strategic Review Committee), Atlas Crest Investment Corp. (Chair of the Audit Committee and member of the Compensation and Nomination & Governance Committees), Atlas Crest Investment Corp. II (Chair of the Audit Committee and member of the Compensation and Nomination & Governance Committees), Empire Resorts, Inc. (Chair of the Board) and CEVA Logistics, AG (member of the Audit and Nomination & Governance Committees). Mr. Pearlman has substantial mergers and acquisitions, corporate finance and corporate governance experience.

Fiona Dias: Fiona Dias is a digital commerce consultant and served as the Chief Strategy Officer of ShopRunner, an online shopping service, from 2011 to 2014. Prior to her role at ShopRunner, Ms. Dias held the Executive Vice President of Strategy & Marketing role at GSI Commerce, Inc., a provider of digital commerce solutions. Prior to that, she was the Executive Vice President and Chief Marketing Officer of Circuit City Stores, a specialty retailer of consumer electronics, and also served in senior marketing positions with PepsiCo, Pennzoil-Quaker State, and Procter & Gamble. Ms. Dias also has substantial experience on numerous public company boards, including current service on the boards of Anywhere Real Estate, Inc., the leading and most integrated provider of U.S. residential real estate services (member of the Compensation and Product & Technology Committees), and Qurate Retail, Inc., the largest player in video commerce (member of the Audit and Nominating & Governance Committees). She previously served on the boards of Berkshire Grey Inc. (Chair of the Nominating & Governance Committee and member of the Audit Committee), Advance Auto Parts Inc. (member of the Compensation, Finance, and Nominating & Governance Committees), Home Shopping Network, Inc. (member of the Compensation Committee), Choice Hotels International, Inc. (Chair of the Diversity Committee and member of the Compensation and Nominating & Governance Committees) and Lifetime Brands Inc. Ms. Dias has substantial knowledge in hospitality, executive leadership and corporate governance.

James Nelson: James Nelson has served as Chief Executive Officer of Global Net Lease, Inc., a publicly traded real estate investment trust focused on acquiring a global portfolio of commercial properties, since 2017. Mr. Nelson led the September 2023 merger of The Necessity Retail REIT Inc. and Global Net Lease. Before Global Net Lease, Mr. Nelson was Chair and Chief Executive Officer of Eaglescliff Corporation, a specialty investment banking, consulting, and wealth management company. He also has substantial experience on numerous public company boards, including current service on the boards of Global Net Lease and Chewy, Inc., a leading digital pet product marketplace (Chair of the Audit Committee). He previously served on, among others, the boards of Xerox Holdings Corporation (Chair and member of the Audit, Technology and Corporate Governance Committees), Roman DBDR Tech Acquisition Corp. (Chair of the Audit Committee), Herbalife Ltd. (Lead Director and member of the Audit Committee), Caesars Entertainment Corporation (member of the Audit Committee) and Icahn Enterprises G.P. Inc. (member of the Audit Committee). Mr. Nelson has nearly four decades of professional experience in mergers and acquisitions, executive leadership, corporate finance and corporate governance.

Jay Shah: Jay Shah has served as the Executive Chair of the Board of Trustees of Hersha Hospitality Trust, also known as Hersha Hotels and Resorts, a real estate investment trust that owns and operates luxury and lifestyle hotels in urban gateway and regional resort markets, since 2023. He previously served as its Chief Executive Officer. Mr. Shah also currently serves on the board of HHM Hotels, a private equity backed hotel management and investment platform, as well as the Cornell University Dean’s Advisory Board for the School of Hotel Administration. He is also on the board of the American Hotel and Lodging Association. Mr. Shah is an experienced hospitality executive with expertise in franchising, hotel management, executive leadership and corporate finance.

Nana Mensah: Nana Mensah has served as the founder, Chair and Chief Executive Officer of ‘XPORTS Inc., a privately held company that exports food packaging and food processing equipment to distributors and wholesalers outside of the United States, since 2005. Prior to his role at ‘XPORTS, Mr. Mensah served as the Chief Operating Officer of Church’s Chicken. He has also held senior positions with Long John Silver’s, PepsiCo and KFC throughout his career. Mr. Mensah currently serves on the board of public company Darden Restaurants Inc., a premier full-service dining company and franchisor for more than 1,900 restaurants (Chair of the Finance Committee and member of the Compensation Committee). He previously served on the board of Reynolds American Inc. (Chair of the Compensation & Leadership Development Committee and member of the Corporate Governance, Nominating and Sustainability Committee). Mr. Mensah has spent decades building a wealth of knowledge in franchising, hospitality, mergers and acquisitions and corporate governance.

Susan Schnabel: Susan Schnabel has served as the Founder and Co-Managing Partner of aPriori Capital Partners, an independent leveraged buyout fund advisor, since 2014. Prior to her role at aPriori, she spent 14 years at Credit Suisse, including as Managing Director in the Asset Management Division and Co-Head of DLJ Merchant Banking Partners. She has substantial experience on numerous public company boards, including current service on the boards of Altice USA Inc., one of the largest broadband communications and video services providers in the United States (member of the Audit and Compensation Committees), Kayne Anderson BDC, an investment organization focused on debt investments in middle-market companies (member of the Audit and Nominating Committees), and KKR Private Equity Conglomerate (member of the Audit Committee). She previously served on the board of Versum Materials, Inc. (member of the Audit, Corporate Governance and Nominating Committees). Ms. Schnabel has substantial experience in mergers and acquisitions, executive leadership and corporate finance.

William Grounds: William Grounds has served as Principal of his wholly owned advisory business, Burraneer Capital Advisors LLC, since 2022. Additionally, he served as the President and Chief Operating Officer of Infinity World Development Corp., whose principal business was a $5 billion investment in the CityCenter mixed use integrated resort property located in Las Vegas, Nevada. Mr. Grounds also led the private equity real estate funds management business for Investa Property Group, a real estate investment manager. Mr. Grounds currently serves on the boards of directors of PointsBet Holdings, a global online gaming company, and Consumer Portfolio Services, a consumer finance company (member of the Compensation and Nominating Committees). He previously served on the boards of public companies MGM Resorts International (member of the Corporate Social Responsibility and ESG Committees) and Remark Holdings (member of the Compensation, Audit & Nominating & Governance Committees). Mr. Grounds is an experienced leader in hospitality, real estate, executive leadership and corporate finance.

Advisors

Moelis & Company LLC, Goldman Sachs & Co. LLC and Wells Fargo are serving as financial advisors to Choice and Willkie Farr & Gallagher LLP and Axinn, Veltrop & Harkrider LLP are serving as legal advisors.

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH) is one of the largest lodging franchisors in the world. The challenger in the upscale segment and a leader in midscale and extended stay, Choice® has over 7,500 hotels, representing more than 630,000 rooms, in 46 countries and territories. A diverse portfolio of 22 brands that range from full-service upper upscale properties to midscale, extended stay and economy enables Choice® to meet travelers’ needs in more places and for more occasions while driving more value for franchise owners and shareholders. The award-winning Choice Privileges® loyalty program and co-brand credit card options provide members with a fast and easy way to earn reward nights and personalized perks. For more information, visit www.choicehotels.com.

Forward-looking Statements

Information set forth herein includes “forward-looking statements”. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements include, but are not limited to, the ultimate outcome of any possible transaction between Choice and Wyndham (including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described); uncertainties as to whether Wyndham will cooperate with Choice regarding the proposed transaction; Choice’s ability to consummate the proposed transaction with Wyndham; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Choice’s ability to finance the proposed transaction with Wyndham; Choice’s indebtedness, including the substantial indebtedness Choice expects to incur in connection with the proposed transaction with Wyndham and the need to generate sufficient cash flows to service and repay such debt; the possibility that Choice may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Wyndham’s operations with those of Choice, including the Choice rewards program; the possibility that Choice may be unable to achieve the benefits of the proposed transaction for its franchisees, associates, investors and guests within the expected timeframes or at all, including that such integration may be more difficult, time-consuming or costly than expected; that operating costs and business disruption (without limitation, difficulties in maintaining relationships with associates, guests or franchisees) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; and that the retention of certain key employees may be difficult. Such statements may relate to projections of Choice’s revenue, expenses, adjusted EBITDA, earnings, debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock and other financial and operational measures, including occupancy and open hotels, revenue per available room, Choice’s ability to benefit from any rebound in travel demand, and Choice’s liquidity, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.

These and other risk factors that may affect Choice’s or Wyndham’s operations are discussed in detail in the applicable company’s filings with the Securities and Exchange Commission, including the applicable company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this publication or as of the date to which they refer, and Choice assumes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

This communication relates to a proposal that Choice has made for a business combination transaction with Wyndham, the exchange offer which Choice, through WH Acquisition Corp., its wholly owned subsidiary, has made to Wyndham stockholders and the nomination of nominees for Wyndham’s 2024 Annual Meeting of Stockholders (the “Wyndham 2024 Annual Meeting”). The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of election and transmittal and other related offer documents) and a registration statement on Form S-4 filed by Choice on December 12, 2023. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the exchange offer. In furtherance of this proposal and subject to future developments, Choice (and, if applicable, Wyndham) may file additional registration statements, proxy statements, tender or exchange offers or other documents with the Securities and Exchange Commission (the “SEC”), including the Wyndham Annual Meeting Proxy Statement (as defined below). This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer document, prospectus or other document Choice and/or Wyndham have filed or may file with the SEC in connection with the proposed transaction.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Choice intends to file a proxy statement (the “Wyndham Annual Meeting Proxy Statement”) and accompanying BLUE proxy card with the SEC with respect to the Wyndham 2024 Annual Meeting. INVESTORS AND SECURITY HOLDERS OF CHOICE AND WYNDHAM ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS (INCLUDING THE FORM S-4, OFFER TO EXCHANGE, THE LETTER OF ELECTION AND TRANSMITTAL AND OTHER RELATED OFFER DOCUMENTS EACH FILED BY CHOICE WITH THE SEC ON DECEMBER 12, 2023) AND/OR OTHER DOCUMENTS FILED WITH THE SEC INCLUDING ANY AMENDMENTS TO PREVIOUSLY FILED DOCUMENTS CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) or prospectus(es) (if and when available), including the Wyndham Annual Meeting Proxy Statement, will be mailed to shareholders of Choice and/or Wyndham, as applicable. Investors and security holders may also obtain free copies of these documents (if and when available), including the Wyndham Annual Meeting Proxy Statement, and other documents filed with the SEC by Choice through the web site maintained by the SEC at www.sec.gov, and by visiting Choice’s investor relations site at www.investor.choicehotels.com.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Choice, its executive officers and directors, WH Acquisition Corporation, which is the wholly owned subsidiary of Choice formed to facilitate the exchange offer (“Purchaser”) and the candidates nominated by Choice for election at the Wyndham 2024 Annual Meeting (the “Choice Nominees”) may be deemed to be participants in the solicitation of proxies. You can find information about Choice and its executive officers and directors in the Annual Report on Form 10-K for the year ended December 31, 2022 filed by Choice with the SEC on March 1, 2023 and the definitive Proxy Statement on Schedule 14A filed by Choice with the SEC on April 18, 2023. You can find information about Purchaser and further information about Choice and its executive officers and directors in the registration statement on Form S-4 filed by Choice on December 12, 2023. Information about the Choice Nominees is available at www.createvaluewithchoice.com and will be included in the Wyndham Annual Meeting Proxy Statement. Additional information regarding the interests of such potential participants will be included in additional registration statements, proxy statements, tender or exchange offer documents or other documents filed with the SEC. These documents (if and when available) may be obtained free of charge from the SEC’s website at www.sec.gov and by visiting Choice’s investor relations site at www.investor.choicehotels.com.

Contacts

Andy Brimmer / Kelly Sullivan / Allison Sobel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449